Exhibit 99.2

CORPORATE PRESENTATION July 2024

FORWARD-LOOKING STATEMENTS This presentation contains “forward-looking statements” within the meaning of the federal securities laws, which statements are subject to substantial risks and uncertainties and are based on estimates and assumptions. All statements, other than statements of historical fact included in this presentation, including statements concerning our plans, objectives, goals, strategies, future events, plans or intentions relating to product candidates, estimates of market size, the anticipated timing, design and conduct of our planned pre-clinical and clinical trials, including with respect to BT-600 and our NaviCap platform, the anticipated timing for pre-clinical and clinical data, the development of our product candidates, the potential clinical benefits of our product candidates, including efficacy and safety benefits, the potential benefits of strategic partnerships and licensing arrangements and our intent to enter into any strategic partnerships or licensing arrangements, the timing and likelihood of success, plans and objectives of management for future operations and future results of anticipated product development efforts, are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “might,” “will,” “objective,” “intend,” “should,” “could,” “can,” “would,” “expect,” “believe,” “design,” “estimate,” “predict,” “potential,” “plan” or the negative of these terms, and similar expressions intended to identify forward-looking statements. These statements involve known and unknown risks, uncertainties and other factors that could cause our actual results to differ materially from the forward-looking statements expressed or implied in this presentation, including competition from third parties with respect to our product candidates; risks related to the supply and manufacturing of and complexity of components in our devices; whether we will be able to develop our precision medicine products, and, if developed, that such product candidates will be authorized for marketing by regulatory authorities, or will be commercially successful; risks related to our continued listing on the Nasdaq Global Market; and those described in “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, and elsewhere in such filing and in other subsequent disclosure documents, including our Quarterly Reports on Form 10-Q, filed with the U.S. Securities and Exchange Commission. We cannot assure you that we will realize the results, benefits or developments that we expect or anticipate or, even if substantially realized, that they will result in the consequences or affect us or our business in the way expected. Forward-looking statements are not historical facts and reflect our current views with respect to future events. Given the significant uncertainties, you should evaluate all forward-looking statements made in this presentation in the context of these risks and uncertainties and not place undue reliance on these forward-looking statements as predictions of future events. All forward-looking statements in this presentation apply only as of the date made and are expressly qualified in their entirety by the cautionary statements included in this presentation. We disclaim any intent to publicly update or revise any forward-looking statements to reflect subsequent events or circumstances, except as required by law. Industry and Market Data: We obtained the industry, market, and competitive position data used throughout this presentation from our own internal estimates and research, as well as from industry and general publications, and research, surveys, and studies conducted by third parties. Internal estimates are derived from publicly available information released by industry analysts and third-party sources, our internal research and our industry experience, and are based on assumptions made by us based on such data and our knowledge of the industry and market, which we believe to be reasonable. In addition, while we believe the industry, market, and competitive position data included in this prospectus is reliable and based on reasonable assumptions, we have not independently verified any third-party information, and all such data involve risks and uncertainties and are subject to change based on various factors. These and other factors could cause results to differ materially from those expressed in the estimates made by the independent parties and by us. 2 © 2024 Biora Therapeutics, Inc. All rights reserved.

Innovating smart pill technologies to deliver the right dose to the right place, safely. Treatment at the site of disease in the GI tract Needle-free, oral delivery of large molecules could improve outcomes for patients with designed to replace injection for better inflammatory bowel disease management of chronic diseases 3 © 2024 Biora Therapeutics, Inc. All rights reserved.

THERAPEUTIC PIPELINE

NAVICAP™ PROGRAMS	DRUG	DESIGN/FEASIBILITY	PRECLINICAL	CLINICAL
NaviCap™ Targeted Oral Delivery Platform	--			
BT-600 in ulcerative colitis	tofacitinib*			
BT-001 in ulcerative colitis	adalimumab variant*			

BIOJET™ PROGRAMS	DRUG	DESIGN/FEASIBILITY	PRECLINICAL	CLINICAL
BioJet™ Systemic Oral Delivery Platform	--			
AstraZeneca collaboration	undisclosed			
Ionis collaboration	antisense oligonucleotide			
Multiple pharma collaborations	undisclosed			

*Biora's own molecules

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© 2024 Biora Therapeutics, Inc. All rights reserved.

Clinical presentation of ulcerative colitis E1: PROCTITIS E2: DISTAL COLITIS E1: PANCOLITIS SYMPTOMS SYMPTOMS SYMPTOMS Rectal bleeding, E1 plus diarrhea, E2 plus constitutional tenesmus, urgency abdominal cramping symptoms (fatigue, fever) 30-60% of patients 16-45% of patients 15-35% of patients © 2024 Biora Therapeutics, Inc. All rights reserved.

ULCERATIVE COLITIS: THE TREATMENT GAP

Despite therapeutics targeting different pathways, few patients achieve long-term remission

UC TREATMENT CYCLE

Treatment begins with 2-3 months of drug therapy to reach therapeutic levels

15-30% of patients achieve remission of symptoms after induction with any drug therapy[1,2]

60% of patients in remission relapse within 12 months[2]


INDUCTION TRIAL
NO RESPONSE
INDUCTION TRIAL
MAINTENANCE
RELAPSE

Patients undergo induction (2-3 months) with different drug

Efficacy rate decreases with successive rounds of therapy[1]

Patients in remission continue drug therapy to prevent relapse

ABOUT ULCERATIVE COLITIS

- Inflammatory bowel disease (IBD) includes Crohn's disease and ulcerative colitis (UC)
- UC causes inflammation and damage to the large intestine
- About 1 million people in the U.S. are affected with UC, and ~40,000 cases are diagnosed each year[3]

1. Alsoud D, Verstockt B, Fiocchi C, Vermeire S. Breaking the therapeutic ceiling in drug development in ulcerative colitis. *Lancet Gastroenterol Hepatol.* 2021;6(7):589-595.
2. Hirten RP, Sands BE. New Therapeutics for Ulcerative Colitis. *Annu Rev Med.* 2021;72:199-213.
3. Shivashankar R, Tremaine WJ, Harmsen WS, Loftus EV Jr. Incidence and Prevalence of Crohn's Disease and Ulcerative Colitis in Olmsted County, Minnesota From 1970 Through 2010. *Clin Gastroenterol Hepatol.* 2017;15(6):857-863.

7 © 2024 Biora Therapeutics, Inc. All rights reserved.

UNMET NEED IN ULCERATIVE COLITIS

Anatomically targeted delivery could enable rapid induction and improve patient response

THERAPEUTIC CHALLENGES	POTENTIAL SOLUTION
1 Difficulty of achieving sufficient drug activity at site of disease	Localized delivery could increase drug activity at the site of disease, which is correlated with improved outcomes[1]
2 Systemic toxicity issues may limit daily dosage of UC drugs	Reduced systemic uptake is designed to reduce toxicity and adverse events
3 Combination therapy is limited by toxicity	Reduced toxicity could enable combination therapy[2]



Development in partnership with: CROHN'S & COLITIS FOUNDATION

1. Verstockt B, Alsoud D, van Oostrom J, et al. Tofacitinib tissue exposure correlates with endoscopic outcome. Poster presented at: *17th Congress of the European Crohn's and Colitis Organisation (ECCO)*, February 18, 2022, virtual.
2. van Oostrom J, Verstockt B, Hanzel J, et al. Pharmacokinetic stratification of cytokine profiles during anti-TNF induction treatment in moderate-to-severe ulcerative colitis. Poster presented at: *17th Congress of the European Crohn's and Colitis Organisation (ECCO)*, February 18, 2022, virtual.

8 © 2024 Biora Therapeutics, Inc. All rights reserved.

NAVICAP TARGETED ORAL DELIVERY PLATFORM Needle-free, oral drug delivery to the colon ORAL ADMINISTRATION Convenient oral capsule the size of a fish-oil pill AUTONOMOUS LOCATION GITr autolocation technology enables targeted delivery to the colon, regardless of fasted or fed state1 TARGETED DRUG DELIVERY Method designed to coat the length of the colon with liquid formulation, minimizing systemic uptake 1. Lee SN, Razag G, Stork C, et al. Potential effects of food on a novel Drug Delivery System (DDS) to deliver therapeutic compound into the colon. Poster presented at: Crohn’s & Colitis Congress, January 19-21, 2023, Denver, CO. 9 © 2024 Biora Therapeutics, Inc. All rights reserved.

Autonomous location and delivery to the colon https://biora.wistia.com/medias/r65935rbqs 10 © 2024 Biora Therapeutics, Inc. All rights reserved.

DEVICE FUNCTION STUDIES (WITHOUT DRUG)

NAVIcap™

Four successful studies in humans showing the NaviCap™ device was well tolerated and performed as intended

Q4 2022
PM-601 Device Function Study in Healthy Participants – Fasted State

83% of devices (10/12) accurately identified entry into the colon[1]

Achieved distribution of payload across the entire colon, no early deployment before colon detection[1]

HEALTHY PARTICIPANTS ✓

Q4 2022
PM-602 Device Function Study in Patients with Active UC – Fasted State

100% of devices (7/7) accurately identified entry into the colon, triggered release of a liquid payload, and achieved distribution across the entire colon[1]

ACTIVE UC PATIENTS ✓

Q1 2023
PM-611 Device Function Study in Healthy Participants – Fasted & Fed

100% of analyzed devices (39/39) identified entry to the colon and activated gas cells for delivery in all fasted/fed schedules[1]

97.4% of analyzed devices (38/39) activated the payload release function[1]

FUNCTION WITH/ WITHOUT FOOD ✓

Q2 2023
BT-603 Device Function Study in Healthy Participants – Fasted State

94% of devices (15/16) accurately identified entry into the colon, triggered release of a liquid payload, and achieved distribution across the entire colon[1]

PHASE 1-READY DEVICE ✓

1. Lee SN, Razag G, Kelly C, et al. Results of human device function studies for the NaviCap™ Targeted Oral Delivery Platform in healthy volunteers and patients with UC. Poster presented at: *Digestive Disease Week*, May 18 – 21, 2024, Washington DC.

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© 2024 Biora Therapeutics, Inc. All rights reserved.

DEVICE FUNCTION STUDIES (WITHOUT DRUG) Scintigraphic imaging of NaviCap delivery in healthy participant Despite variability in the GI environment among participants, the NaviCap device has been observed to perform as designed across a range of expected differences in motility. https://www.bioratherapeutics.com/pipeline/targeted-therapeutics#scintigraphy 12 © 2024 Biora Therapeutics, Inc. All rights reserved.

PHASE 1 CLINICAL TRIAL DESIGN

Evaluate safety, tolerability, and pharmacokinetics of BT-600 in healthy participants

NAVIcap™



SAD
24 subjects
5mg n=9
Placebo n=3
10mg n=9
Placebo n=3
Placebo or BT-600
Baseline
D1 Blood Stool
D2 Blood Stool
D3 Blood Stool
D8 Blood
MAD
24 subjects
5mg 7x QD n=9
Placebo n=3
10mg 7x QD n=9
Placebo n=3
Placebo or BT-600, 7 days/QD
Baseline Blood Stool
D1
D2
D3
D4
D5
D6
D7
Blood & Stool
D8 Blood Tissue

PATIENT POPULATION	Total of 48 healthy participants (24 SAD and 24 MAD participants)
TRIAL DESIGN	Randomized, double-blind, placebo-controlled clinical trial to evaluate the safety, tolerability, and PK of SAD and MAD doses of BT-600 in healthy participants

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© 2024 Biora Therapeutics, Inc. All rights reserved.

PHASE 1 INTERIM ANALYSIS: SINGLE ASCENDING DOSE IN HEALTHY PARTICIPANTS

NAVIcap™

Pharmacokinetic profile consistent with anatomically targeted delivery in the colon

- First evidence of systemic absorption at ~6 hours, consistent with colonic (vs. upper GI) delivery
  - T_{max} 8-10 hours (vs. 0.5 hours for conventional oral tofacitinib[1])
- Colonic delivery associated with 3-4x lower systemic absorption
  - C_{max} mean 26 ng/mL for BT-600 10 mg dose (vs. 88 ng/mL for conventional oral tofacitinib[1])
- Consistently lower drug concentrations observed with 5 mg vs. 10 mg dose

MEAN PLASMA TOFACITINIB CONCENTRATION FOLLOWING ADMINISTRATION OF A SINGLE ORAL DOSE OF 5 mg AND 10 mg BT-600


100
10
1
0.1
Plasma Tofacitinib Concentration (ng/mL)
0
6
12
18
24
30
36
42
48
Hours From Dosing
5 mg BT-600
10 mg BT-600

1. Krishnaswami S, Boy M, Chow V, Chan G. Safety, tolerability, and pharmacokinetics of single oral doses of tofacitinib, a Janus kinase inhibitor, in healthy volunteers. *Clin Pharmacol Drug Dev.* 2015;4(2):83-88. doi:10.1002/cpdd.171

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© 2024 Biora Therapeutics, Inc. All rights reserved.

PHASE 1 SAD/MAD: TOPLINE RESULTS

All trial objectives met; Demonstrated drug delivery to the colon

NAVIcap™

PLASMA PHARMACOKINETICS (PK)	**Achieved PK profile consistent with drug delivery in the colon**	• Tofacitinib first detected in blood at ~6 hours, consistent with colonic delivery • Maximal blood levels were 3–4 times lower than seen with Xeljanz[1] • Demonstrated ability to deliver tofacitinib to the colon with lower systemic levels than seen with conventional oral delivery in both SAD/MAD cohorts[1]
COLON TISSUE EXPOSURE	**Demonstrated pan-colonic drug delivery**	• After delivery to the proximal colon, tofacitinib was detected across multiple biopsy sites in the distal colon • Distribution of tissue exposure consistent with delivery to the entire colon
DEVICE FUNCTION	**Accurately delivered to the colon**	• 100% of devices (SAD) and 98% of devices (MAD) successfully detected colon entry
SAFETY & TOLERABILITY	**Showed safety of daily administration**	• BT-600 was well tolerated by participants in SAD and MAD cohorts

Further details to be presented at virtual KOL event on July 17, 2024

Data on file, Biora Therapeutics, Inc.

1. These data are derived from different clinical trials at different points in time, with differences in trial design and patient populations. As a result, cross-trial comparisons cannot be made, and no head-to-head clinical trials have been conducted.

BIORA Therapeutics

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© 2024 Biora Therapeutics, Inc. All rights reserved.

BT-600 in ULCERATIVE COLITIS

Clinical development plan

NAVIcap™

RANDOMIZED, PLACEBO CONTROLLED, BLINDED CLINICAL TRIALS

PHASE 1

Purpose
Provide evidence of NaviCap colonic delivery of a therapeutic

Population
48 healthy participants

Design
Single-center SAD/MAD trial

Endpoints
- Safety & tolerability
- PK/PD
- Device function

COMPLETE

PHASE 1b

Purpose
Confirm PK profile in UC patients; inform Ph2 dose selection

Population
~15 UC patients

Design
Single-center trial

Endpoints
- Safety & tolerability
- PK/PD
- Device function

PLANNED START: Q4 2024

DURATION: 6 MO

PHASE 2

Purpose
Proof of concept: efficacy of tofacitinib delivered via NaviCap

Population
~150 UC patients

Design
Global multicenter induction efficacy trial

Endpoints
- Clinical and endoscopic response
- Mucosal healing
- PROs
- Biomarkers

PLANNED START: Q4 2025

DURATION: TBD

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© 2024 Biora Therapeutics, Inc. All rights reserved.

UC MARKET SIZE AND SHARE

NaviCap could optimize delivery of IBD therapies, enabling drugs to act at site of disease and improve outcomes

NAVIcap™

- Across established UC therapies, drug activity at the site of disease is known to correlate with better outcomes:
  - JAK inhibitors[1]
  - TNF inhibitors[2]
  - Integrin inhibitors[3]
- NaviCap could optimize therapeutic classes by enabling drugs to reach and act in the colon for better outcomes in UC and beyond

UC THERAPEUTICS GLOBAL SALES[4]



$9B
$11B
$13B
2024
2027
2030

UC ADVANCED THERAPEUTICS FORECASTED GLOBAL MARKET SHARE BY DRUG CLASS[5]



IL-12/23 Inhibitors
• Stelara (ustekinumab)
• Omvoh (mirikizumab)
• Skyrizi (risankizumab-rzaa)
S1P Receptor Modulators
• Zeposia (ozanimod)
• Velsipity (etrasimod)
Biosimilars
TNF Inhibitors
• Humira (adalimumab)
• Remicade (infliximab)
• Simponi (golimumab)
Integrin Inhibitors
• Entyvio (vedolizumab)
JAK Inhibitors
• Xeljanz (tofacitinib)
• Rinvoq (upadacitinib)
• Jyseleca (filgotinib)

1. Verstockt B, Alsoud D, van Oostrom J, et al. Poster presented at: *17th Congress of the European Crohn's and Colitis Organisation (ECCO)*, February 18, 2022, virtual.
2. Yarur AJ, Jain A, Sussman DA, et al. The association of tissue anti-TNF drug levels with serological and endoscopic disease activity in inflammatory bowel disease: the ATLAS study. *Gut.* 2016;65(2):249-255. doi:10.1136/gutjnl-2014-308099
3. Pauwels RWM, Proietti E, van der Woude CJ, et al. Vedolizumab Tissue Concentration Correlates to Mucosal Inflammation and Objective Treatment Response in Inflammatory Bowel Disease. *Inflamm Bowel Dis.* 2021;27(11):1813-1820. doi:10.1093/ibd/izab053
4. GlobalData, Ulcerative Colitis: Global Drug Forecast and Market Analysis to 2029 (2020), based on 6.0% CAGR
5. GlobalData, Ulcerative Colitis: Global Drug Forecast and Market Analysis to 2029 (2020), based on forecasted 2029 global sales

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© 2024 Biora Therapeutics, Inc. All rights reserved.

CASE STUDY

Unmet need in peptide delivery for treatment of diabetes

38% of people with diabetes discontinue injectable medications due to injection concerns[1,2]

42% of patients fail to maintain diabetes treatment due to injection concerns when using an injectable GLP-1 agonist[2]

71% higher discontinuation rate for diabetes patients initiating treatment with an injectable GLP-1 agonist vs. those starting oral therapy[2]



1. Palanca A, Ampudia-Blasco FJ, Calderón JM, et al. Real-World Evaluation of GLP-1 Receptor Agonist Therapy Persistence, Adherence and Therapeutic Inertia Among Obese Adults with Type 2 Diabetes. *Diabetes Ther*. 2023;14(4):723-736. doi:10.1007/s13300-023-01382-9
2. Spain CV, Wright JJ, Hahn RM, Wivel A, Martin AA. Self-reported Barriers to Adherence and Persistence to Treatment With Injectable Medications for Type 2 Diabetes. *Clin Ther*. 2016;38(7):1653-1664.e1. doi:10.1016/j.clinthera.2016.05.009

19 © 2024 Biora Therapeutics, Inc. All rights reserved.

BIOJ SYSTEMIC ORAL DELIVERY PLATFORM Needle-free, oral delivery to small intestine PRECISE DELIVERY • Enteric trigger for precise timing of drug delivery to the small intestine • Potential to enable liver-targeted delivery UNIQUE SOLUTION • Uses existing liquid formulations, without complex reformulation • Deliver large payloads in the multi-milligram range Ionis 20 © 2024 Biora Therapeutics, Inc. All rights reserved.

Liquid jet delivery to the small intestine https://biora.wistia.com/medias/embr15eh3a 21 © 2024 Biora Therapeutics, Inc. All rights reserved.

Pharmacokinetics of semaglutide delivered via the BioJ device in a porcine model SYSTEMIC EXPOSURE TO SEMAGLUTIDE FOLLOWING AUTONOMOUS TRIGGERING OF BIOJET DEVICE ACROSS MULTIPLE STUDIES 10000 • Multiple studies performed in swine across IV different animal colonies 1000 PSS3/4/5 IV administration of (ng/mL) • Average oral bioavailability vs. 100 36% ± 10% (n=55; SD ~25%)1 10 • Detectable drug levels up to ten days post-dosing Semaglutide 1 • No significant clinical signs observed in any of the 0.1 animals for up to 10 days 0 24 48 72 96 120 144 168 192 216 240 Time Post-dose (hr) 1. Biora Therapeutics, Inc. Data on file. Average bioavailability calculation is based on animals with drug in blood across studies using multiple device configurations. 22 © 2024 Biora Therapeutics, Inc. All rights reserved.

Pharmacokinetics of BT-001 (adalimumab variant) delivered via the BioJ device in a porcine model SYSTEMIC EXPOSURE TO ADALIMUMAB FOLLOWING AUTONOMOUS TRIGGERING OF BIOJET DEVICE IV • Mean bioavailability >30% shown with newer 100000 device configurations across multiple studies ID-X022 ng/mL 10000 • Detectable drug levels up to ten days post-dosing 001 1000 • No significant clinical signs observed in any of the—BT animals for up to 10 days 100 10 0 12 24 36 48 60 72 96 120 Time Post Dose (hour) 1. Biora Therapeutics, Inc. Data on file. Average bioavailability calculation is based on animals with drug in blood across studies using multiple device configurations. 23 © 2024 Biora Therapeutics, Inc. All rights reserved.

Needle-free, liquid jet delivery of biomolecules CATEGORY-LEADING BROAD APPLICABILITY NOVEL DRUG DELIVERY BIOAVAILABILITY • Platform technology proven TECHNOLOGY • Liquid jet delivery to the small to deliver multiple molecule • Possesses comprehensive intestine designed to classes patent protection maximize systemic uptake • Delivers large payload at • Provides opportunity to • Enables liver-targeted multi-milligram doses extend drug exclusivity delivery of large molecules • Leverages liquid formulation without complex reformulation 24 © 2024 Biora Therapeutics, Inc. All rights reserved.

PRECLINICAL RESULTS

Demonstrated bioavailability across multiple molecules

BIOjet™

Preclinical studies in swine model with endoscopically placed and autonomously triggered BioJet device

MOLECULE TYPE	DRUG	ORAL BIOAVAILABILITY
ANTIBODY	adalimumab (monoclonal antibody)	**over 40%** mean oral bioavailability vs. IV control demonstrated across all three biomolecule types[1]
PEPTIDE	semaglutide (GLP-1 receptor agonist)	
OLIGONUCLEOTIDE	undisclosed antisense oligonucleotides	

RESEARCH COLLABORATIONS

AstraZeneca

IONIS

multiple undisclosed pharma collaborators

1. Biora Therapeutics data on file

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© 2024 Biora Therapeutics, Inc. All rights reserved.

BIORA Therapeutics

Innovating smart pill technologies to deliver the right dose to the right place, safely. • Clinical trial completed • Tested in animals with multiple molecule classes, • Anticipating final SAD/MAD data in Q2 including peptides, ASOs, antibodies • Progressing toward partnerships 26 © 2024 Biora Therapeutics, Inc. All rights reserved.

APPENDIX

INTELLECTUAL PROPERTY Diverse patent portfolio with 73 distinct patent families Approximately 190 granted patents and 136 pending applications in major countries and regions around the world NaviC Platform BioJe Platform Other Device & Diagnostic IP 30 patent families covering: 7 patent families covering: 36 patent families covering: • Device designs, materials, • Device designs, materials, • Ingestible devices for GI components, and manufacturing components, and manufacturing sampling and diagnostics • Localization in the GI tract • GI-specific trigger compositions • GI sample preservation • Dosing and PK/PD profiles • Dosing and PK/PD profiles • GI analyte detection & quantification • Liquid drug formulations • Jet parameters • Diagnostic biomarkers & assays • IBD-specific drug combinations • GI delivery by drug class and drug size 28 © 2024 Biora Therapeutics, Inc. All rights reserved.

PUBLICATIONS

NaviCap™ targeted oral delivery platform

NAVIcap™

1. **Development of targeted therapeutic antibodies for the treatment of inflammatory bowel disease: A proof of concept**. Poster presented at DDW 2019.
2. **A comparison of systemic versus targeted anti-TNFα antibody in treatment of colitis induced by adoptive transfer of CD44-/CD62L+ T-cells into RAG2-/- mice recipients**. Presented at DDW 2019.
3. **Targeted delivery of soluble tofacitinib citrate to the site of inflammation to improve efficacy and safety**. Poster presented at DDW 2021.
4. **Development of a novel drug delivery system for treatment of Ulcerative Colitis**. Poster resented at DDW 2021.
5. **Development of a Novel Drug Delivery System to Deliver Drugs Directly to the Colonic Mucosa, Resulting in Improved Efficacy and Reduced Systemic Exposure for the Treatment of Ulcerative Colitis**. *Crohn's & Colitis 360*. 2021, 3, 1–5.
6. **Tofacitinib tissue exposure correlates with endoscopic outcome**. Oral presentation at DDW 2022 and BWG. Poster presented at ECCO 2022.
7. **Pharmacokinetic stratification of cytokine profiles during anti-TNF induction treatment in moderate-to-severe UC**. Poster presented at ECCO 2022 and DDW 2022.
8. **Pilot study to assess pharmacokinetic and pharmacodynamic markers following enema-dosing with adalimumab in patients with active ulcerative colitis.** Poster presented at ACG 2022.
9. **A scintigraphic study to evaluate the safety, tolerability, and functionality of a Drug Delivery System (DDS) device in healthy volunteers in fasted state.** Poster presented at ACG 2022.
10. **A scintigraphic study to evaluate the localization and delivery function of a Drug Delivery System (DDS) device in patients with active ulcerative colitis (UC) in fasted state.** Poster presented at ACG 2022.
11. **Development of a novel Drug Delivery System (DDS) to deliver drugs directly to the colonic mucosa to improve efficacy and reduce systemic exposure for the treatment of ulcerative colitis (UC)**. Poster presented at Crohn's & Colitis Congress 2023.
12. **Potential effects of food on a novel Drug Delivery System (DDS) to deliver therapeutic compound into the colon.** Poster presented at Crohn's & Colitis Congress 2023.
13. **Results of human device function studies for the NaviCap™ Targeted Oral Delivery Platform in healthy volunteers and patients with UC.** Poster presented at Digestive Disease Week 2024.

see bioratherapeutics.com/publications

BIORA Therapeutics

29 © 2024 Biora Therapeutics, Inc. All rights reserved.

PUBLICATIONS

BioJet™ systemic oral delivery platform

1. **Development of *ex-vivo* and *in-vivo* models to assess the performance of an oral biotherapeutic delivery system (OBDS) capsule**. Poster presented at the *Controlled Release Society Annual Meeting*, July 13-14, 2022 and at the *American College of Gastroenterology Annual Scientific Meeting*, October 21-26, 2022.

2. **Assessing the performance of an oral biotherapeutic delivery system (OBDS) using intra-duodenal endoscopy delivery in *Yucatan* minipigs**. Poster presented at the *Controlled Release Society Annual Meeting*, July 13-14, 2022 and at the *American College of Gastroenterology Annual Scientific Meeting*, October 21-26, 2022.

3. **Development of preclinical models to assess the performance of the oral biotherapeutic delivery system (OBDS) capsule.** Poster presented at the *Parenteral Drug Association Universe of Pre-Filled Syringes and Injection Devices Conference*, October 18-19, 2022.

4. **Evaluation of the pharmacokinetics of glucagon-like-peptide-1 (GLP-1) receptor agonist delivered through the BioJet™ oral biotherapeutic delivery platform in a porcine model.** Poster presented at the *American Diabetes Association 83rd Scientific Sessions*, June 23-26, 2023.

5. **Evaluation of the pharmacokinetics of glucagon-like-peptide-1 (GLP-1) receptor agonist delivered through the BioJet™ oral biotherapeutic delivery platform in a porcine model: an update.** Poster presented at the *59th Annual Meeting of the European Association for the Study of Diabetes*, October 2-6, 2023.

6. **Empowering Peptide Self Administration with Needle-Free Smart Capsules.** Oral presentation at the *Next-Gen Peptide Formulation & Delivery Summit*, June 19, 2024.

see bioratherapeutics.com/publications

30 © 2024 Biora Therapeutics, Inc. All rights reserved.